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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 25, 2000 relating to the consolidated financial statements and financial statement schedules of Verilink Corporation, which appears in Verilink Corporation's Annual Report on Form 10-K for the year ended June 30, 2000.


/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama
December 29, 2000